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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 2, 2005
                             ----------------------
                Date of Report (Date of earliest event reported)

                               inTEST CORPORATION
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             (Exact name of registrant as specified in its charter)

            DELAWARE                          0-22529                    22-2370659
 --------------------------------           ------------            --------------------
 (State or other jurisdiction of            (Commission               (I.R.S. Employer
         incorporation)                     File Number)             Identification No.)


                7 ESTERBROOK LANE, CHERRY HILL, NEW JERSEY 08003
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (856) 424-6886
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              (Registrant's telephone number, including area code)

                                      N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

         On December 2, 2005, inTEST Corporation (the "Company") reported that Forms 144 that were filed with the Securities and Exchange Commission for several executive officers and a director substantially overstated the number of shares that were to be sold in the ninety days following the filing of such Forms 144. Details regarding this report are set forth in the Company's press release dated December 2, 2005 which is attached as Exhibit 99.1 to this Current Report on Form 8-K ("Form 8-K") and incorporated herein by reference.

          The information in this Item 7.01 of this Form 8-K and the Exhibit
99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 EXHIBITS

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     EXHIBIT NO.                    DESCRIPTION
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         99.1           Press release, dated December 2, 2005.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 2, 2005                   inTEST CORPORATION


                                         By:  /s/ Hugh T. Regan, Jr.
                                            ---------------------------
                                              Hugh T. Regan, Jr.
                                              Secretary, Treasurer and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

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     EXHIBIT NO.                      DESCRIPTION
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         99.1           Press release, dated December 2, 2005.
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